UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     July 15, 2003


                              Jefferies Group, Inc.
             (Exact name of registrant as specified in its charter)

-----------------------------  ------------------------  -----------------------
           Delaware                     1-14947                 95-4719745
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)
-----------------------------  ------------------------  -----------------------


520 Madison Avenue, 12th Floor,  New York, New York                   10022
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: 212-284-2550

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition.


On July 15, 2003, Jefferies Group, Inc. issued a press release announcing financial results for the quarter ended June 27, 2003. A copy of this press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Jefferies Group, Inc.


Date: July 15, 2003                               /s/ Joseph A. Schenk
                                                 ------------------------------
                                                   Joseph A. Schenk
                                                   Executive Vice President and
                                                   Chief Financial Officer



                                INDEX TO EXHIBITS



Exhibit No.       Description
-------------     ----------------
         99.1      July 15, 2003 press release issued by Jefferies Group, Inc.